CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Adviser Trust (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    November 7, 2006        /s/ George R. Aylward
     ----------------------       ----------------------------------------------
                                 George R. Aylward, Executive Vice President
                                 (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Adviser Trust (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    November 7, 2006        /s/ W. Patrick Bradley
     ----------------------      -----------------------------------------------
                                 W. Patrick Bradley, Chief Financial Officer
                                 and Treasurer
                                 (principal financial officer)